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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 30, 2002

VIASYS HEALTHCARE INC.
(Exact Name of Registrant Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-16121 (Commission File Number)	04-3505871 (I.R.S. Employer Identification No.)
227 Washington Street, Suite 200 Conshohocken, PA (Address of Principal Executive Offices)	19428 (Zip Code)

Registrant's telephone number, including area code: (610) 862-0800

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

        On July 30, 2002, VIASYS issued a press release relating to its financial results for the quarter ended June 29, 2002. Two of the headings on the last page of the press release were inadvertently mislabeled. The Critical Care revenues and backlog were mislabeled as Respiratory Technologies revenues and backlog and the Respiratory Technologies revenues and backlog were mislabeled as Critical Care revenues and backlog. The press release as amended is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c	)	Exhibits.
99.1		Amended Press Release dated July 30, 2002.
99.2		Quarterly Revenue and Backlog

Item 9.    Regulation FD.

        In the VIASYS' second quarter press the Company supplied a breakdown of its Respiratory Care segment's revenue and backlog by its two major businesses, Critical Care and Respiratory Technologies. This information had not been previously disclosed. As such, we are disclosing the same information for all quarters of the year ended December 29, 2001 and for the quarters of the period ended June 29, 2002. The historical quarterly revenue and backlog information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Exhibit Index

Exhibit
99.1	Press Release as amended dated July 30, 2002.
99.2	Quarterly Revenue and Backlog

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIASYS HEALTHCARE INC. (Registrant)
	By:	/s/ Martin P. Galvan Martin P. Galvan Vice President and Chief Financial Officer
Dated: July 30, 2002

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  Item 5. Other Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD.
Exhibit Index
SIGNATURE